Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2018

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of November 1st, 2018
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at adjusted income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
▪ Changes in the fair value of equity securities
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year net flows have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

Statistical Supplement is Dated
The financial data in this document is dated November 1, 2018, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Revenues
Insurance premiums	$774	$874	$777	$1,165	$1,323	70.9%	$2,382	$3,265	37.1%
Fee income	1,401	1,471	1,456	1,470	1,550	10.6%	4,148	4,475	7.9%
Net investment income	1,239	1,252	1,233	1,232	1,271	2.6%	3,738	3,736	-0.1%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(8)	(2)	(2)	(1)	(2)	75.0%	(16)	(5)	68.8%
Realized gain (loss), excluding OTTI	(48)	(63)	14	(6)	(53)	-14.6%	(89)	(46)	48.3%
Total realized gain (loss)	(56)	(65)	12	(7)	(55)	1.8%	(105)	(51)	51.4%
Amortization of deferred gains on business
sold through reinsurance	-	-	-	-	-	NM	22	1	-95.5%
Other revenues	153	137	131	160	175	14.4%	403	467	15.9%
Total revenues	3,511	3,669	3,609	4,020	4,264	21.4%	10,588	11,893	12.3%

Expenses
Interest credited	647	650	653	647	652	0.8%	1,940	1,952	0.6%
Benefits	1,261	1,321	1,358	1,661	1,626	28.9%	3,839	4,646	21.0%
Commissions and other expenses	1,020	1,108	1,057	1,177	1,367	34.0%	3,068	3,600	17.3%
Interest and debt expense	63	63	91	68	69	9.5%	190	228	20.0%
Strategic digitization expense	10	10	15	16	18	80.0%	33	49	48.5%
Impairment of intangibles	-	905	-	-	-	NM	-	-	NM
Total expenses	3,001	4,057	3,174	3,569	3,732	24.4%	9,070	10,475	15.5%
Income (loss) from continuing operations before taxes	510	(388)	435	451	532	4.3%	1,518	1,418	-6.6%
Federal income tax expense (benefit)	92	(1,204)	68	66	42	-54.3%	254	176	-30.7%
Net income (loss)	418	816	367	385	490	17.2%	1,264	1,242	-1.7%
Adjustment for LNC stock units in our
deferred compensation plans	-	2	(2)	(8)	-	NM	5	(6)	NM
Net income (loss) available to common
stockholders – diluted	$418	$818	$365	$377	$490	17.2%	$1,269	$1,236	-2.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.87	$3.67	$1.64	$1.70	$2.24	19.8%	$5.58	$5.59	0.2%

ROE, including AOCI
Net income (loss)	10.3%	19.4%	8.8%	9.9%	13.0%		10.9%	10.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$82,319	$83,190	$80,680	$81,059	$81,065	-1.5%
U.S. government bonds	574	567	401	422	409	-28.7%
Foreign government bonds	455	451	440	471	459	0.9%
Mortgage-backed securities	4,037	4,065	4,037	4,121	4,035	0.0%
Asset-backed collateralized debt obligations	694	808	875	1,119	1,362	96.3%
State and municipal bonds	5,049	5,119	5,000	5,248	5,218	3.3%
Hybrid and redeemable preferred securities	639	640	626	620	613	-4.1%
AFS Equity securities	302	246	-	-	-	-100.0%
Total AFS securities	94,069	95,086	92,059	93,060	93,161	-1.0%
Trading securities	1,665	1,620	1,553	1,450	1,440	-13.5%
Equity securities	-	-	112	112	112	NM
Mortgage loans on real estate	10,382	10,762	11,047	12,217	12,561	21.0%
Real estate	11	11	11	11	12	9.1%
Policy loans	2,417	2,399	2,389	2,508	2,490	3.0%
Derivative investments	960	915	827	584	706	-26.5%
Other investments	2,210	2,296	2,049	2,065	2,204	-0.3%
Total investments	111,714	113,089	110,047	112,007	112,686	0.9%
Cash and invested cash	1,965	1,628	2,257	1,775	1,460	-25.7%
DAC and VOBA	8,543	8,403	9,289	9,904	10,014	17.2%
Premiums and fees receivable	370	396	480	574	592	60.0%
Accrued investment income	1,137	1,078	1,137	1,119	1,168	2.7%
Reinsurance recoverables	5,062	4,907	5,009	17,979	18,271	260.9%
Funds withheld reinsurance assets	602	593	576	572	566	-6.0%
Goodwill	2,273	1,368	1,368	1,750	1,757	-22.7%
Other assets	5,507	6,082	6,313	8,921	9,644	75.1%
Separate account assets	139,612	144,219	142,761	144,231	147,692	5.8%
Total assets	$276,785	$281,763	$279,237	$298,832	$303,850	9.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,547	$22,887	$22,923	$33,718	$33,988	50.7%
Other contract holder funds	79,623	80,209	80,710	88,698	89,906	12.9%
Short-term debt	450	450	250	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,035	4,029	4,783	4,961	4,939	22.4%
Reinsurance related embedded derivatives	63	57	34	25	20	-68.3%
Funds withheld reinsurance liabilities	1,807	1,761	1,726	1,711	1,733	-4.1%
Deferred gain on business sold through reinsurance	2	1	1	1	1	-50.0%
Payables for collateral on investments	4,968	4,417	4,265	4,699	4,212	-15.2%
Other liabilities	6,499	5,546	4,934	4,746	5,424	-16.5%
Separate account liabilities	139,612	144,219	142,761	144,231	147,692	5.8%
Total liabilities	260,471	264,441	263,252	283,655	288,780	10.9%

Stockholders’ Equity
Common stock	5,717	5,693	5,700	5,674	5,619	-1.7%
Retained earnings	7,738	8,399	8,052	8,302	8,615	11.3%
AOCI:
Unrealized investment gains (losses)	3,149	3,501	2,533	1,502	1,138	-63.9%
Foreign currency translation adjustment	(16)	(14)	(9)	(18)	(20)	-25.0%
Funded status of employee benefit plans	(274)	(257)	(291)	(283)	(282)	-2.9%
Total AOCI	2,859	3,230	2,233	1,201	836	-70.8%
Total stockholders’ equity	16,314	17,322	15,985	15,177	15,070	-7.6%
Total liabilities and stockholders’ equity	$276,785	$281,763	$279,237	$298,832	$303,850	9.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss)
Net income (loss)	$418	$816	$367	$385	$490	17.2%	$1,264	$1,242	-1.7%
Pre-tax adjusted income (loss) from operations	566	581	512	540	599	5.8%	1,596	1,650	3.4%
After-tax adjusted income (loss) from operations (1)	454	440	441	454	510	12.3%	1,314	1,405	6.9%
Adjusted operating tax rate	19.8%	24.3%	13.9%	15.9%	14.9%		17.7%	14.8%

Average Stockholders’ Equity
Average equity, including AOCI	$16,155	$16,818	$16,653	$15,581	$15,124	-6.4%	$15,455	$15,786	2.1%
Average AOCI	2,785	3,044	3,052	1,717	1,019	-63.4%	2,257	1,929	-14.5%
Average equity, excluding AOCI	$13,370	$13,774	$13,601	$13,864	$14,105	5.5%	$13,198	$13,857	5.0%

ROE, excluding AOCI
Net income (loss)	12.5%	23.7%	10.8%	11.1%	13.9%		12.8%	12.0%
Adjusted income (loss) from operations	13.6%	12.8%	13.0%	13.1%	14.5%		13.3%	13.5%

Per Share
Net income (loss) (diluted)	$1.87	$3.67	$1.64	$1.70	$2.24	19.8%	$5.58	$5.59	0.2%
Adjusted income (loss) from operations (diluted)	2.03	1.98	1.97	2.02	2.34	15.3%	5.80	6.33	9.1%
Dividends declared during the period	0.29	0.33	0.33	0.33	0.33	13.8%	0.87	0.99	13.8%

Book value, including AOCI	$74.31	$79.43	$73.09	$69.85	$70.17	-5.6%	$74.31	$70.17	-5.6%
Per share impact of AOCI	13.02	14.81	10.21	5.53	3.90	-70.0%	13.02	3.90	-70.0%
Book value, excluding AOCI	$61.29	$64.62	$62.88	$64.32	$66.27	8.1%	$61.29	$66.27	8.1%

Shares
Repurchased during the period	2.8	1.7	-	1.5	2.7	-3.6%	8.7	4.1	-52.9%
End-of-period – basic	219.5	218.1	218.7	217.3	214.8	-2.1%	219.5	214.8	-2.1%
End-of-period – diluted	222.7	221.3	222.4	220.7	217.4	-2.4%	222.7	217.4	-2.4%
Average for the period – diluted	223.9	221.9	222.3	221.6	218.5	-2.4%	227.4	221.1	-2.8%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Cash Returned to Common Stockholders
Shares repurchased	$200	$125	$-	$100	$175	-12.5%	$600	$275	-54.2%
Common dividends	64	64	72	72	72	12.5%	195	216	10.8%
Total cash returned to common stockholders	$264	$189	$72	$172	$247	-6.4%	$795	$491	-38.2%

Leverage Ratio
Short-term debt	$450	$450	$250	$-	$-	-100.0%
Long-term debt	4,900	4,894	5,648	5,826	5,804	18.4%
Total debt (1)	5,350	5,344	5,898	5,826	5,804	8.5%
Less:
Operating debt (2)	865	865	865	865	865	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	261	254	200	178	155	-40.6%
Total numerator	$3,922	$3,923	$4,531	$4,481	$4,482	14.3%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,165	$13,821	$13,452	$13,675	$13,932	5.8%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,922	3,923	4,531	4,481	4,482	14.3%
Total denominator	$17,389	$18,046	$18,285	$18,458	$18,716	7.6%

Leverage ratio	22.6%	21.7%	24.8%	24.3%	23.9%

Holding Company Available Liquidity	$569	$605	$1,063	$484	$465	-18.3%

(1) Excludes obligations under capital leases of $327 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$350	$333	$313	$322	$350	0.0%	$940	$985	4.8%
Retirement Plan Services	48	57	48	51	47	-2.1%	147	146	-0.7%
Life Insurance	175	223	172	185	217	24.0%	556	574	3.2%
Group Protection	63	31	37	57	79	25.4%	127	173	36.2%
Other Operations	(70)	(63)	(58)	(75)	(94)	-34.3%	(174)	(228)	-31.0%
Adjusted income (loss) from operations, before
income taxes	$566	$581	$512	$540	$599	5.8%	$1,596	$1,650	3.4%

Income (Loss) from Operations, After-Tax
Annuities	$277	$265	$267	$275	$302	9.0%	$809	$844	4.3%
Retirement Plan Services	35	41	43	43	40	14.3%	109	125	14.7%
Life Insurance	121	152	144	150	176	45.5%	384	470	22.4%
Group Protection	41	20	29	45	63	53.7%	83	137	65.1%
Other Operations	(20)	(38)	(42)	(59)	(71)	NM	(71)	(171)	NM
Adjusted income (loss) from operations	$454	$440	$441	$454	$510	12.3%	$1,314	$1,405	6.9%

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Sources of Earnings, Pre-Tax
Investment spread	$188	$202	$161	$172	$169	-10.1%	$745	$705	-5.4%
Mortality/morbidity	156	156	132	159	198	26.9%	581	645	11.0%
Fees on AUM	280	249	247	256	264	-5.7%	939	1,017	8.3%
VA riders	12	37	30	28	62	NM	110	157	42.7%
Total sources of earnings, before income taxes	636	644	570	615	693	9.0%	2,375	2,524	6.3%
Other Operations	(70)	(63)	(58)	(75)	(94)	-34.3%	(246)	(292)	-18.7%
Adjusted income (loss) from operations, before
income taxes	$566	$581	$512	$540	$599	5.8%	$2,129	$2,232	4.8%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	29.6%	31.4%	28.2%	28.0%	24.4%		31.4%	27.9%
Mortality/morbidity	24.6%	24.2%	23.1%	26.0%	28.5%		24.5%	25.6%
Fees on AUM	43.9%	38.6%	43.4%	41.5%	38.2%		39.5%	40.3%
VA riders	1.9%	5.8%	5.3%	4.5%	8.9%		4.6%	6.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Annuities
Operating revenues	$1,073	$1,167	$1,073	$1,106	$1,118	4.2%	$3,211	$3,297	2.7%
Deposits	1,916	2,787	2,526	2,983	3,080	60.8%	5,924	8,589	45.0%
Net flows	(841)	(222)	(606)	(126)	(81)	90.4%	(2,484)	(814)	67.2%
Average account values	132,304	135,417	138,290	136,741	138,639	4.8%	130,169	137,915	6.0%

Retirement Plan Services
Operating revenues	$291	$302	$292	$292	$294	1.0%	$863	$878	1.7%
Deposits	1,908	2,426	2,360	2,217	3,328	74.4%	6,138	7,905	28.8%
Net flows	442	440	463	499	1,411	219.2%	1,003	2,373	136.6%
Average account values	63,665	66,212	68,249	68,534	71,293	12.0%	61,636	69,477	12.7%

Life Insurance
Operating revenues	$1,614	$1,684	$1,660	$1,680	$1,766	9.4%	$4,874	$5,106	4.8%
Deposits	1,462	1,896	1,534	1,517	1,523	4.2%	4,422	4,575	3.5%
Net flows	1,064	1,443	1,076	1,084	1,080	1.5%	3,090	3,240	4.9%
Average account values	47,547	48,481	49,165	49,548	50,201	5.6%	46,845	49,638	6.0%
Average in-force face amount	708,148	715,924	722,585	727,577	733,216	3.5%	701,833	727,793	3.7%

Group Protection
Operating revenues	$564	$554	$553	$937	$1,128	100.0%	$1,646	$2,618	59.1%
Non-medical earned premiums	500	509	508	846	1,011	102.2%	1,488	2,366	59.0%

Consolidated
Adjusted operating revenues (1)	$3,607	$3,775	$3,645	$4,073	$4,362	20.9%	$10,814	$12,081	11.7%
Deposits	5,286	7,109	6,420	6,717	7,931	50.0%	16,484	21,069	27.8%
Net flows	665	1,661	933	1,457	2,410	262.4%	1,609	4,799	198.3%
Average account values	243,516	250,110	255,704	254,823	260,133	6.8%	238,650	257,030	7.7%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Sales
Annuities:
With guaranteed living benefits	$959	$1,504	$1,447	$1,496	$1,416	47.7%	$2,871	$4,361	51.9%
Without guaranteed living benefits	573	638	587	598	774	35.1%	1,729	1,958	13.2%
Variable	1,532	2,142	2,034	2,094	2,190	43.0%	4,600	6,319	37.4%
Fixed	384	645	492	889	890	131.8%	1,324	2,270	71.5%
Total Annuities	$1,916	$2,787	$2,526	$2,983	$3,080	60.8%	$5,924	$8,589	45.0%

Retirement Plan Services:
First-year sales	$672	$1,166	$800	$841	$1,977	194.2%	$2,209	$3,618	63.8%
Recurring deposits	1,236	1,260	1,560	1,376	1,351	9.3%	3,929	4,287	9.1%
Total Retirement Plan Services	$1,908	$2,426	$2,360	$2,217	$3,328	74.4%	$6,138	$7,905	28.8%

Life Insurance:
UL	$10	$11	$10	$10	$9	-10.0%	$42	$29	-31.0%
MoneyGuard®	65	64	56	57	53	-18.5%	203	168	-17.2%
IUL	19	17	14	14	13	-31.6%	53	41	-22.6%
VUL	45	63	58	46	62	37.8%	131	164	25.2%
Term	29	30	25	29	26	-10.3%	84	80	-4.8%
Total individual life insurance	168	185	163	156	163	-3.0%	513	482	-6.0%
Executive Benefits	10	57	10	6	4	-60.0%	43	20	-53.5%
Total Life Insurance	$178	$242	$173	$162	$167	-6.2%	$556	$502	-9.7%

Group Protection:
Life	$33	$95	$23	$31	$69	109.1%	$84	$122	45.2%
Disability	35	108	21	38	73	108.6%	90	134	48.9%
Dental	26	62	11	25	16	-38.5%	65	52	-20.0%
Total Group Protection	$94	$265	$55	$94	$158	68.1%	$239	$308	28.9%
Percent employee-paid	44.7%	48.0%	53.4%	39.9%	40.0%		45.3%	42.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Operating Revenues
Annuities	$1,073	$1,167	$1,073	$1,106	$1,118	4.2%	$3,211	$3,297	2.7%
Retirement Plan Services	291	302	292	292	294	1.0%	863	878	1.7%
Life Insurance	1,614	1,684	1,660	1,680	1,766	9.4%	4,874	5,106	4.8%
Group Protection	564	554	553	937	1,128	100.0%	1,646	2,618	59.1%
Other Operations	65	68	67	58	56	-13.8%	220	182	-17.3%
Total adjusted operating revenues	$3,607	$3,775	$3,645	$4,073	$4,362	20.9%	$10,814	$12,081	11.7%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	114	$121	$116	$111	$116	1.8%	$346	$343	-0.9%
Retirement Plan Services	77	80	76	75	75	-2.6%	231	226	-2.2%
Life Insurance	125	133	118	113	119	-4.8%	371	350	-5.7%
Group Protection	85	90	80	140	174	104.7%	235	392	66.8%
Other Operations	29	31	28	28	34	17.2%	77	91	18.2%
Total	$430	$455	$418	$467	$518	20.5%	$1,260	$1,402	11.3%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	10.3%	10.8%	10.0%	10.4%		10.8%	10.4%
Retirement Plan Services	26.5%	26.5%	25.9%	25.7%	25.6%		26.8%	25.8%
Life Insurance	7.8%	7.9%	7.1%	6.7%	6.8%		7.6%	6.9%
Group Protection	15.1%	16.2%	14.5%	14.9%	15.3%		14.3%	15.0%
Other Operations	42.1%	47.7%	42.0%	50.2%	59.9%		34.8%	50.2%
Total	11.9%	12.1%	11.5%	11.5%	11.9%		11.7%	11.6%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$479	$519	$460	$515	$572	19.4%	$1,400	$1,546	10.4%
Commissions	555	623	596	623	650	17.1%	1,685	1,869	10.9%
Taxes, licenses and fees	57	60	78	79	82	43.9%	191	240	25.7%
Interest and debt expense	63	63	68	68	69	9.5%	190	205	7.9%
Expenses associated with reserve financing
and unrelated letters of credit	20	21	20	21	21	5.0%	62	62	0.0%
Total adjusted operating commissions and other
expenses incurred	1,174	1,286	1,222	1,306	1,394	18.7%	3,528	3,922	11.2%

Less Amounts Capitalized
General and administrative expenses	(49)	(64)	(42)	(48)	(54)	-10.2%	(140)	(144)	-2.9%
Commissions	(254)	(308)	(289)	(292)	(313)	-23.2%	(795)	(894)	-12.5%
Taxes, licenses and fees	(10)	(16)	(11)	(10)	(9)	10.0%	(32)	(29)	9.4%
Total amounts capitalized	(313)	(388)	(342)	(350)	(376)	-20.1%	(967)	(1,067)	-10.3%
Total expenses incurred, net of amounts
capitalized, excluding amortization	861	898	880	956	1,018	18.2%	2,561	2,855	11.5%

Amortization
Amortization of DAC, VOBA and other intangibles	221	276	259	262	420	90.0%	704	942	33.8%
Total adjusted operating commissions and
other expenses	$1,082	$1,174	$1,139	$1,218	$1,438	32.9%	$3,265	$3,797	16.3%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Annuities
Earned rate on reserves	3.94%	3.93%	3.87%	3.84%	3.89%	(5)	4.00%	3.86%	(14)
Variable investment income on reserves (1)	0.33%	0.31%	0.08%	0.13%	0.13%	(20)	0.21%	0.11%	(10)
Net investment income yield on reserves	4.27%	4.24%	3.95%	3.97%	4.02%	(25)	4.21%	3.97%	(24)
Interest rate credited to contract holders	2.29%	2.27%	2.32%	2.23%	2.24%	(5)	2.36%	2.26%	(10)
Interest rate spread	1.98%	1.97%	1.63%	1.74%	1.78%	(20)	1.85%	1.71%	(14)
Base spreads excluding variable investment income	1.65%	1.66%	1.55%	1.61%	1.65%	-	1.64%	1.60%	(4)

Retirement Plan Services
Earned rate on reserves	4.31%	4.33%	4.28%	4.25%	4.19%	(12)	4.32%	4.24%	(8)
Variable investment income on reserves (1)	0.15%	0.33%	0.09%	0.12%	0.10%	(5)	0.14%	0.11%	(3)
Net investment income yield on reserves	4.46%	4.66%	4.37%	4.37%	4.29%	(17)	4.46%	4.35%	(11)
Interest rate credited to contract holders	2.93%	2.91%	2.90%	2.90%	2.90%	(3)	2.92%	2.90%	(2)
Interest rate spread	1.53%	1.75%	1.47%	1.47%	1.39%	(14)	1.54%	1.45%	(9)
Base spreads excluding variable investment income	1.38%	1.42%	1.38%	1.35%	1.29%	(9)	1.40%	1.34%	(6)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.06%	5.06%	4.98%	4.98%	4.85%	(21)	5.07%	4.93%	(14)
Variable investment income on reserves (1)	0.27%	0.27%	0.27%	0.16%	0.38%	11	0.35%	0.27%	(8)
Net investment income yield on reserves	5.33%	5.33%	5.25%	5.14%	5.23%	(10)	5.42%	5.20%	(22)
Interest rate credited to contract holders	3.83%	3.87%	3.83%	3.80%	3.81%	(2)	3.83%	3.81%	(2)
Interest rate spread	1.50%	1.46%	1.42%	1.34%	1.42%	(8)	1.59%	1.39%	(20)
Base spreads excluding variable investment income	1.23%	1.19%	1.15%	1.18%	1.04%	(19)	1.24%	1.12%	(12)

Total (2)
Earned rate (3)	4.52%	4.53%	4.50%	4.46%	4.37%	(15)	4.57%	4.45%	(12)
Variable investment income (1) (3)	0.28%	0.29%	0.23%	0.17%	0.29%	1	0.29%	0.22%	(7)
Net investment income yield (3)	4.80%	4.82%	4.73%	4.63%	4.66%	(14)	4.86%	4.67%	(19)
Interest rate credited to contract holders	3.19%	3.21%	3.20%	3.16%	3.17%	(2)	3.22%	3.18%	(4)
Interest rate spread	1.61%	1.61%	1.53%	1.47%	1.49%	(12)	1.64%	1.49%	(15)
Base spreads excluding variable investment income	1.33%	1.32%	1.30%	1.30%	1.20%	(13)	1.35%	1.27%	(8)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$82	$162	$70	$109	$102	24.4%	$312	$282	-9.6%
Fee income	574	585	586	587	598	4.2%	1,660	1,771	6.7%
Net investment income	260	258	249	244	251	-3.5%	779	743	-4.6%
Operating realized gain (loss)	44	44	48	48	46	4.5%	134	142	6.0%
Other revenues	113	118	120	118	121	7.1%	326	359	10.1%
Total operating revenues	1,073	1,167	1,073	1,106	1,118	4.2%	3,211	3,297	2.7%
Operating expenses:
Interest credited	145	144	148	144	145	0.0%	438	437	-0.2%
Benefits	135	224	145	183	149	10.4%	502	477	-5.0%
Commissions incurred	216	254	244	265	278	28.7%	662	787	18.9%
Other expenses incurred	220	234	232	222	233	5.9%	657	687	4.6%
Amounts capitalized	(90)	(126)	(120)	(134)	(147)	-63.3%	(285)	(401)	-40.7%
Amortization	97	104	111	104	110	13.4%	297	325	9.4%
Total operating expenses	723	834	760	784	768	6.2%	2,271	2,312	1.8%
Income (loss) from operations before taxes	350	333	313	322	350	0.0%	940	985	4.8%
Federal income tax expense (benefit)	73	68	46	47	48	-34.2%	131	141	7.6%
Income (loss) from operations	$277	$265	$267	$275	$302	9.0%	$809	$844	4.3%

Effective Federal Income Tax Rate	20.8%	20.3%	14.7%	14.6%	13.6%		14.0%	14.3%

Average Equity, Excluding Goodwill and AOCI	$4,982	$5,093	$4,954	$5,002	$5,045	1.3%	$4,775	$5,001	4.7%

ROE, Excluding Goodwill and AOCI	22.3%	20.9%	21.6%	22.0%	23.9%		22.6%	22.5%

Return on Average Account Values	84	78	77	81	87	3	83	82	(1)

Income (Loss) from Operations
Variable annuity	224	217	220	225	264	17.9%	669	708	5.8%
Fixed annuity	53	48	47	50	38	-28.3%	140	136	-2.9%

Account Values
Variable annuity account values:
Average	$112,888	$115,981	$118,782	$117,177	$118,838	5.3%	$110,764	$118,271	6.8%
End-of-period	114,270	117,479	116,172	116,901	119,430	4.5%	114,270	119,430	4.5%
Fixed annuity account values:
Average	19,416	19,436	19,508	19,564	19,801	2.0%	19,405	19,644	1.2%
End-of-period	19,394	19,537	19,457	19,655	19,855	2.4%	19,394	19,855	2.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$63	$64	$64	$64	$65	3.2%	$183	$194	6.0%
Net investment income	223	233	222	222	223	0.0%	666	668	0.3%
Other revenues	5	5	6	6	6	20.0%	14	16	14.3%
Total operating revenues	291	302	292	292	294	1.0%	863	878	1.7%
Operating expenses:
Interest credited	136	136	137	137	140	2.9%	401	414	3.2%
Benefits	-	-	-	-	-	NM	1	1	0.0%
Commissions incurred	19	20	19	21	20	5.3%	57	60	5.3%
Other expenses incurred	86	89	85	83	83	-3.5%	259	250	-3.5%
Amounts capitalized	(6)	(7)	(4)	(6)	(5)	16.7%	(22)	(15)	31.8%
Amortization	8	7	7	6	9	12.5%	20	22	10.0%
Total operating expenses	243	245	244	241	247	1.6%	716	732	2.2%
Income (loss) from operations before taxes	48	57	48	51	47	-2.1%	147	146	-0.7%
Federal income tax expense (benefit)	13	16	5	8	7	-46.2%	38	21	-44.7%
Income (loss) from operations	$35	$41	$43	$43	$40	14.3%	$109	$125	14.7%

Effective Federal Income Tax Rate	27.9%	28.5%	11.4%	15.1%	15.9%		26.0%	14.1%

Average Equity, Excluding Goodwill and AOCI	$1,218	$1,227	$1,312	$1,302	$1,316	8.0%	$1,209	$1,310	8.3%

ROE, Excluding Goodwill and AOCI	11.5%	13.3%	13.0%	13.3%	12.1%		12.0%	12.8%

Pre-tax Net Margin	31.3%	34.4%	31.0%	32.8%	30.7%		31.8%	31.5%

Return on Average Account Values	22	25	25	25	22	-	23	24	1

Net Flows by Market
Small Market	183	279	(79)	12	110	-39.9%	$(47)	$42	189.4%
Mid - Large Market	503	455	834	730	1,573	212.7%	1,788	3,137	75.4%
Multi-Fund® and Other	(244)	(294)	(292)	(243)	(272)	-11.5%	(738)	(806)	-9.2%

Net Flows – Trailing Twelve Months	$1,412	$1,444	$1,766	$1,844	$2,813	99.2%	$1,412	$2,813	99.2%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$191	$199	$196	$205	$205	7.3%	$575	$606	5.4%
Fee income	764	821	805	819	886	16.0%	2,301	2,510	9.1%
Net investment income	655	659	658	650	671	2.4%	1,984	1,979	-0.3%
Operating realized gain (loss)	(3)	(3)	(1)	(2)	(3)	0.0%	(10)	(5)	50.0%
Other revenues	7	8	2	8	7	0.0%	24	16	-33.3%
Total operating revenues	1,614	1,684	1,660	1,680	1,766	9.4%	4,874	5,106	4.8%
Operating expenses:
Interest credited	350	355	354	351	352	0.6%	1,048	1,057	0.9%
Benefits	808	779	849	840	742	-8.2%	2,411	2,431	0.8%
Commissions incurred	176	193	180	166	173	-1.7%	541	519	-4.1%
Other expenses incurred	205	216	201	198	202	-1.5%	615	600	-2.4%
Amounts capitalized	(201)	(228)	(204)	(193)	(199)	1.0%	(619)	(596)	3.7%
Amortization	101	146	108	133	279	176.2%	322	521	61.8%
Total operating expenses	1,439	1,461	1,488	1,495	1,549	7.6%	4,318	4,532	5.0%
Income (loss) from operations before taxes	175	223	172	185	217	24.0%	556	574	3.2%
Federal income tax expense (benefit)	54	71	28	35	41	-24.1%	172	104	-39.5%
Income (loss) from operations	$121	$152	$144	$150	$176	45.5%	$384	$470	22.4%

Effective Federal Income Tax Rate	30.8%	32.0%	16.2%	18.9%	18.7%		30.9%	18.0%

Average Equity, Excluding Goodwill and AOCI	$6,798	$6,804	$7,826	$7,954	$8,047	18.4%	$6,714	$7,942	18.3%

ROE, Excluding Goodwill and AOCI	7.1%	8.9%	7.4%	7.5%	8.8%		7.6%	7.9%

Average Account Values	$47,547	$48,481	$49,165	$49,548	$50,201	5.6%	$46,845	$49,638	6.0%

In-Force Face Amount
UL and other	$338,753	$341,044	$340,862	$341,663	$342,455	1.1%	$338,753	$342,455	1.1%
Term insurance	372,943	379,108	384,154	388,475	393,839	5.6%	372,943	393,839	5.6%
Total in-force face amount	$711,696	$720,152	$725,016	$730,138	$736,294	3.5%	$711,696	$736,294	3.5%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$500	$509	$508	$846	$1,011	102.2%	$1,488	$2,366	59.0%
Net investment income	41	41	40	63	76	85.4%	127	179	40.9%
Other revenues	23	4	5	28	41	78.3%	31	73	135.5%
Total operating revenues	564	554	553	937	1,128	100.0%	1,646	2,618	59.1%
Operating expenses:
Interest credited	-	1	1	1	1	NM	1	3	200.0%
Benefits	334	341	326	617	744	122.8%	1,009	1,686	67.1%
Commissions incurred	62	69	66	83	89	43.5%	188	238	26.6%
Other expenses incurred	107	120	105	176	218	103.7%	301	499	65.8%
Amounts capitalized	(16)	(26)	(13)	(17)	(25)	-56.3%	(42)	(55)	-31.0%
Amortization	14	18	31	20	22	57.1%	62	74	19.4%
Total operating expenses	501	523	516	880	1,049	109.4%	1,519	2,445	61.0%
Income (loss) from operations before taxes	63	31	37	57	79	25.4%	127	173	36.2%
Federal income tax expense (benefit)	22	11	8	12	16	-27.3%	44	36	-18.2%
Income (loss) from operations	$41	$20	$29	$45	$63	53.7%	$83	$137	65.1%

Effective Federal Income Tax Rate	35.0%	35.0%	21.0%	21.0%	21.0%		35.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,054	$1,078	$1,102	$1,610	$2,105	99.7%	$1,054	$1,605	52.3%

ROE, Excluding Goodwill and AOCI	15.6%	7.5%	10.5%	11.2%	11.9%		10.5%	11.4%

Loss Ratios by Product Line
Life	55.8%	66.2%	63.2%	68.0%	70.6%		64.8%	68.0%
Disability	69.5%	67.8%	61.9%	76.4%	75.8%		67.9%	73.5%
Dental	68.0%	67.5%	74.7%	73.4%	72.2%		70.0%	73.4%
Total non-medical	63.7%	67.1%	64.3%	73.1%	73.6%		66.9%	71.4%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$3	$3	$5	$4	300.0%	$7	$12	71.4%
Net investment income	60	61	64	53	50	-16.7%	182	167	-8.2%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	-	-	NM	22	1	-95.5%
Other revenues	4	4	-	-	2	-50.0%	9	2	-77.8%
Total operating revenues	65	68	67	58	56	-13.8%	220	182	-17.3%
Operating expenses:
Interest credited	15	14	15	14	14	-6.7%	51	43	-15.7%
Benefits	36	26	19	28	38	5.6%	91	85	-6.6%
Commissions and other expenses	11	18	8	7	11	0.0%	29	28	-3.4%
Interest and debt expenses	63	63	68	68	69	9.5%	190	205	7.9%
Strategic digitization expense	10	10	15	16	18	80.0%	33	49	48.5%
Total operating expenses	135	131	125	133	150	11.1%	394	410	4.1%
Income (loss) from operations before taxes	(70)	(63)	(58)	(75)	(94)	-34.3%	(174)	(228)	-31.0%
Federal income tax expense (benefit)	(50)	(25)	(16)	(16)	(23)	54.0%	(103)	(57)	44.7%
Income (loss) from operations	$(20)	$(38)	$(42)	$(59)	$(71)	NM	$(71)	$(171)	NM

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$8,794	$8,779	$8,641	$9,538	$10,162	15.6%	$9,377	$8,641	-7.8%
Deferrals	319	397	353	363	387	21.3%	987	1,103	11.8%
Operating amortization	(232)	(284)	(267)	(269)	(424)	-82.8%	(726)	(959)	-32.1%
Deferrals, net of operating amortization	87	113	86	94	(37)	NM	261	144	-44.8%
Amortization associated with benefit ratio unlocking	(7)	(6)	5	1	(5)	28.6%	(24)	1	104.2%
Business acquired	-	-	-	30	-	NM	-	30	NM
Adjustment related to realized (gains) losses	1	(1)	(5)	(7)	-	-100.0%	(13)	(12)	7.7%
Adjustment related to unrealized (gains) losses	(96)	(244)	811	506	158	264.6%	(822)	1,474	279.3%
Balance as of end-of-period	$8,779	$8,641	$9,538	$10,162	$10,278	17.1%	$8,779	$10,278	17.1%
						NM
DFEL
Balance as of beginning-of-period	$1,443	$1,545	$1,445	$1,877	$2,294	59.0%	$1,874	$1,445	-22.9%
Deferrals	187	203	203	207	214	14.4%	551	624	13.2%
Operating amortization	(98)	(118)	(107)	(121)	(165)	-68.4%	(274)	(393)	-43.4%
Deferrals, net of operating amortization	89	85	96	86	49	-44.9%	277	231	-16.6%
Amortization associated with benefit ratio unlocking	(1)	(1)	1	-	(1)	0.0%	(3)	-	100.0%
Adjustment related to realized (gains) losses	(3)	(2)	(4)	(4)	(3)	0.0%	(11)	(11)	0.0%
Adjustment related to unrealized (gains) losses	17	(182)	339	335	103	NM	(592)	777	231.3%
Balance as of end-of-period	$1,545	$1,445	$1,877	$2,294	$2,442	58.1%	$1,545	$2,442	58.1%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,702	$4,677	$6,052	$6,216	$6,190	31.7%	$4,702	$6,190	31.7%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Fixed Annuities
Balance as of beginning-of-period	$20,021	$20,014	$20,305	$20,315	$20,722	3.5%	$19,723	$20,305	3.0%
Gross deposits	384	645	492	889	890	131.8%	1,324	2,270	71.5%
Full surrenders and deaths	(420)	(396)	(399)	(490)	(555)	-32.1%	(1,167)	(1,445)	-23.8%
Other contract benefits	(148)	(167)	(152)	(157)	(161)	-8.8%	(422)	(469)	-11.1%
Net flows	(184)	82	(59)	242	174	194.6%	(265)	356	234.3%
Contract holder assessments	(7)	(8)	(7)	(8)	(8)	-14.3%	(21)	(22)	-4.8%
Reinvested interest credited	184	217	76	173	228	23.9%	577	477	-17.3%
Balance as of end-of-period, gross	20,014	20,305	20,315	20,722	21,116	5.5%	20,014	21,116	5.5%
Reinsurance ceded	(620)	(768)	(858)	(1,067)	(1,261)	NM	(620)	(1,261)	NM
Balance as of end-of-period, net	$19,394	$19,537	$19,457	$19,655	$19,855	2.4%	$19,394	$19,855	2.4%

Variable Annuities
Balance as of beginning-of-period	$111,570	$114,270	$117,479	$116,172	$116,901	4.8%	$105,766	$117,479	11.1%
Gross deposits	1,532	2,142	2,034	2,094	2,190	43.0%	4,600	6,319	37.4%
Full surrenders and deaths	(1,374)	(1,492)	(1,614)	(1,545)	(1,523)	-10.8%	(4,287)	(4,681)	-9.2%
Other contract benefits	(815)	(954)	(967)	(917)	(922)	-13.1%	(2,532)	(2,808)	-10.9%
Net flows	(657)	(304)	(547)	(368)	(255)	61.2%	(2,219)	(1,170)	47.3%
Contract holder assessments	(599)	(615)	(619)	(620)	(629)	-5.0%	(1,767)	(1,868)
Change in market value and reinvestment	3,956	4,128	(141)	1,717	3,413	-13.7%	12,490	4,989	-60.1%
Balance as of end-of-period, gross and net	$114,270	$117,479	$116,172	$116,901	$119,430	4.5%	$114,270	$119,430	4.5%

Total
Balance as of beginning-of-period	$131,591	$134,284	$137,784	$136,487	$137,623	4.6%	$125,489	$137,784	9.8%
Gross deposits	1,916	2,787	2,526	2,983	3,080	60.8%	5,924	8,589	45.0%
Full surrenders and deaths	(1,794)	(1,888)	(2,013)	(2,035)	(2,078)	-15.8%	(5,454)	(6,126)	-12.3%
Other contract benefits	(963)	(1,121)	(1,119)	(1,074)	(1,083)	-12.5%	(2,954)	(3,277)	-10.9%
Net flows	(841)	(222)	(606)	(126)	(81)	90.4%	(2,484)	(814)	67.2%
Contract holder assessments	(606)	(623)	(626)	(628)	(637)	-5.1%	(1,788)	(1,890)	-5.7%
Change in market value and reinvestment	4,140	4,345	(65)	1,890	3,641	-12.1%	13,067	5,466	-58.2%
Balance as of end-of-period, gross	134,284	137,784	136,487	137,623	140,546	4.7%	134,284	140,546	4.7%
Reinsurance ceded	(620)	(768)	(858)	(1,067)	(1,261)	NM	(620)	(1,261)	NM
Balance as of end-of-period, net	$133,664	$137,016	$135,629	$136,556	$139,285	4.2%	$133,664	$139,285	4.2%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
General Account
Balance as of beginning-of-period	$18,413	$18,626	$18,724	$18,856	$19,046	3.4%	$17,883	$18,724	4.7%
Gross deposits	415	494	459	394	704	69.6%	1,681	1,557	-7.4%
Withdrawals	(395)	(545)	(520)	(443)	(442)	-11.9%	(1,356)	(1,405)	-3.6%
Net flows	20	(51)	(61)	(49)	262	NM	325	152	-53.2%
Transfers between fixed and variable accounts	59	14	60	104	65	10.2%	19	230	NM
Contract holder assessments	(2)	(2)	(3)	(3)	(3)	-50.0%	(7)	(8)	-14.3%
Reinvestment interest credited	136	137	136	138	141	3.7%	406	413	1.7%
Balance as of end-of-period	$18,626	$18,724	$18,856	$19,046	$19,511	4.8%	$18,626	$19,511	4.8%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$44,155	$46,203	$48,645	$48,854	$50,137	13.5%	$40,551	$48,645	20.0%
Gross deposits	1,493	1,932	1,901	1,823	2,624	75.8%	4,457	6,348	42.4%
Withdrawals	(1,071)	(1,441)	(1,377)	(1,275)	(1,475)	-37.7%	(3,779)	(4,127)	-9.2%
Net flows	422	491	524	548	1,149	172.3%	678	2,221	227.6%
Transfers between fixed and variable accounts	(88)	(61)	(119)	(112)	(134)	-52.3%	(119)	(366)	NM
Contract holder assessments	(50)	(52)	(52)	(52)	(53)	-6.0%	(145)	(158)	-9.0%
Change in market value and reinvestment	1,764	2,064	(144)	899	1,895	7.4%	5,238	2,652	-49.4%
Balance as of end-of-period	$46,203	$48,645	$48,854	$50,137	$52,994	14.7%	$46,203	$52,994	14.7%

Total
Balance as of beginning-of-period	$62,568	$64,829	$67,369	$67,710	$69,183	10.6%	$58,434	$67,369	15.3%
Gross deposits	1,908	2,426	2,360	2,217	3,328	74.4%	6,138	7,905	28.8%
Withdrawals	(1,466)	(1,986)	(1,897)	(1,718)	(1,917)	-30.8%	(5,135)	(5,532)	-7.7%
Net flows	442	440	463	499	1,411	219.2%	1,003	2,373	136.6%
Transfers between fixed and variable accounts	(29)	(47)	(59)	(8)	(69)	NM	(100)	(136)	-36.0%
Contract holder assessments	(52)	(54)	(55)	(55)	(56)	-7.7%	(152)	(166)	-9.2%
Change in market value and reinvestment	1,900	2,201	(8)	1,037	2,036	7.2%	5,644	3,065	-45.7%
Balance as of end-of-period	$64,829	$67,369	$67,710	$69,183	$72,505	11.8%	$64,829	$72,505	11.8%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
General Account
Balance as of beginning-of-period	$36,454	$36,576	$36,791	$36,855	$36,955	1.4%	$36,272	$36,791	1.4%
Deposits	1,070	1,152	1,040	1,073	1,024	-4.3%	3,229	3,137	-2.8%
Withdrawals and deaths	(310)	(281)	(318)	(312)	(266)	14.2%	(1,030)	(896)	13.0%
Net flows	760	871	722	761	758	-0.3%	2,199	2,241	1.9%
Contract holder assessments	(999)	(1,030)	(1,019)	(1,018)	(1,024)	-2.5%	(2,964)	(3,062)	-3.3%
Reinvested interest credited	361	374	361	357	365	1.1%	1,069	1,084	1.4%
Balance as of end-of-period, gross	36,576	36,791	36,855	36,955	37,054	1.3%	36,576	37,054	1.3%
Reinsurance ceded	(726)	(719)	(700)	(693)	(683)	5.9%	(726)	(683)	5.9%
Balance as of end-of-period, net	$35,850	$36,072	$36,155	$36,262	$36,371	1.5%	$35,850	$36,371	1.5%

Separate Account
Balance as of beginning-of-period	$12,296	$12,916	$13,851	$13,987	$14,420	17.3%	$11,058	$13,851	25.3%
Deposits	392	744	494	444	499	27.3%	1,193	1,438	20.5%
Withdrawals and deaths	(88)	(172)	(140)	(121)	(177)	NM	(302)	(439)	-45.4%
Net flows	304	572	354	323	322	5.9%	891	999	12.1%
Contract holder assessments	(163)	(174)	(179)	(179)	(187)	-14.7%	(480)	(546)	-13.8%
Change in market value and reinvestment	479	537	(39)	289	547	14.2%	1,447	798	-44.9%
Balance as of end-of-period, gross	12,916	13,851	13,987	14,420	15,102	16.9%	12,916	15,102	16.9%
Reinsurance ceded	(851)	(875)	(861)	(868)	(886)	-4.1%	(851)	(886)	-4.1%
Balance as of end-of-period, net	$12,065	$12,976	$13,126	$13,552	$14,216	17.8%	$12,065	$14,216	17.8%

Total
Balance as of beginning-of-period	$48,750	$49,492	$50,642	$50,842	$51,375	5.4%	$47,330	$50,642	7.0%
Deposits	1,462	1,896	1,534	1,517	1,523	4.2%	4,422	4,575	3.5%
Withdrawals and deaths	(398)	(453)	(458)	(433)	(443)	-11.3%	(1,332)	(1,335)	-0.2%
Net flows	1,064	1,443	1,076	1,084	1,080	1.5%	3,090	3,240	4.9%
Contract holder assessments	(1,162)	(1,204)	(1,198)	(1,197)	(1,211)	-4.2%	(3,444)	(3,608)	-4.8%
Change in market value and reinvestment	840	911	322	646	912	8.6%	2,516	1,882	-25.2%
Balance as of end-of-period, gross	49,492	50,642	50,842	51,375	52,156	5.4%	49,492	52,156	5.4%
Reinsurance ceded	(1,577)	(1,594)	(1,561)	(1,561)	(1,569)	0.5%	(1,577)	(1,569)	0.5%
Balance as of end-of-period, net	$47,915	$49,048	$49,281	$49,814	$50,587	5.6%	$47,915	$50,587	5.6%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 9/30/17		As of 12/31/17		As of 9/30/18
	Amount	%	Amount	%	Amount	%
AFS, Equity and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$82,319	86.0%	$83,190	85.9%	$81,065	85.7%
U.S. government bonds	574	0.6%	567	0.6%	409	0.4%
Foreign government bonds	455	0.5%	451	0.5%	459	0.5%
Mortgage-backed securities	4,037	4.2%	4,065	4.2%	4,035	4.3%
Asset-backed collateralized debt obligations	694	0.7%	808	0.8%	1,362	1.4%
State and municipal bonds	5,049	5.3%	5,119	5.3%	5,218	5.5%
Hybrid and redeemable preferred securities	639	0.7%	640	0.7%	613	0.6%
AFS Equity securities	302	0.3%	246	0.3%	-	0.0%
Total AFS securities	94,069	98.3%	95,086	98.3%	93,161	98.4%
Trading securities	1,665	1.7%	1,620	1.7%	1,440	1.5%
Equity securities	-	0.0%	-	0.0%	112	0.1%
Total AFS, Equity and trading securities	$95,734	100.0%	$96,706	100.0%	$94,713	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$88,050	99.7%	$88,418	99.7%	$92,108	99.9%
Equity securities	296	0.3%	247	0.3%	109	0.1%
Total AFS and trading securities	$88,346	100.0%	$88,665	100.0%	$92,217	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.7%		95.6%		96.1%
Below investment grade		4.3%		4.4%		3.9%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$41	$41	$47	$46	$43	4.9%	$124	$137	10.5%
Total excluded realized gain (loss)	(97)	(106)	(35)	(53)	(98)	-1.0%	(229)	(188)	17.9%
Total realized gain (loss), pre-tax	$(56)	$(65)	$12	$(7)	$(55)	1.8%	$(105)	$(51)	51.4%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(63)	$(69)	$(28)	$(41)	$(77)	-22.2%	$(149)	$(149)	0.0%
Benefit ratio unlocking	30	28	(10)	7	33	10.0%	101	32	-68.3%
Net gain (loss), after-tax	$(33)	$(41)	$(38)	$(34)	$(44)	-33.3%	$(48)	$(117)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(13)	$(23)	$(15)	$9	$(15)	-15.4%	$(27)	$(21)	22.2%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(5)	(7)	(25)	(42)	(19)	NM	22	(85)	NM
GLB non-performance risk component	(16)	(9)	5	2	(5)	68.8%	(34)	2	105.9%
Total variable annuity net derivative results	(21)	(16)	(20)	(40)	(24)	-14.3%	(12)	(83)	NM
Indexed annuity forward-starting option	1	(2)	(3)	(3)	(5)	NM	(9)	(13)	-44.4%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(33)	$(41)	$(38)	$(34)	$(44)	-33.3%	$(48)	$(117)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(5)	$(1)	$(2)	$(1)	$(2)	69.6%	$(10)	$(4)	60.0%
Other realized gain (loss) related to certain investments	(8)	(14)	(15)	(11)	(7)	4.9%	(22)	(34)	-54.5%
Gain (loss) on the mark-to-market on equity investments	-	-	-	2	-	NM	-	2	NM
Gain (loss) on the mark-to-market on certain instruments	-	(8)	2	19	(6)	NM	5	15	200.0%
Total realized gain (loss) related
to investments, after-tax	$(13)	$(23)	$(15)	$9	$(15)	-15.4%	$(27)	$(21)	22.2%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	Change	9/30/17	9/30/18	Change
Revenues
Total revenues	$3,511	$3,669	$3,609	$4,020	$4,264	21.4%	$10,588	$11,893	12.3%
Less:
Excluded realized gain (loss)	(97)	(106)	(35)	(53)	(98)	-1.0%	(229)	(188)	17.9%
Amortization of DFEL on benefit ratio unlocking	1	-	(1)	-	-	-100.0%	2	-	-100.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Adjusted operating revenues	$3,607	$3,775	$3,645	$4,073	$4,362	20.9%	$10,814	$12,081	11.7%

Net Income
Net income (loss)	$418	$816	$367	$385	$490	17.2%	$1,264	$1,242	-1.7%
Less:
Excluded realized gain (loss)	(63)	(69)	(28)	(41)	(77)	-22.2%	(149)	(149)	0.0%
Benefit ratio unlocking	30	28	(10)	7	33	10.0%	101	32	-68.3%
Net impact from the Tax Cuts and Jobs Act	-	1,322	(13)	-	32	NM	-	19	NM
Impairment of intangibles	-	(905)	-	-	-	NM	-	-	NM
Acquisition and integration costs related to
mergers and acquisitions, after-tax	-	-	(4)	(35)	(8)	NM	-	(47)	NM
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Gain (loss) on early extinguishment of debt	(3)	-	(19)	-	-	100.0%	(3)	(18)	NM
Adjusted income (loss) from operations	$454	$440	$441	$454	$510	12.3%	$1,314	$1,405	6.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.87	$3.67	$1.64	$1.70	$2.24	19.8%	$5.58	$5.59	0.2%
Less:
Excluded realized gain (loss)	(0.28)	(0.31)	(0.13)	(0.19)	(0.36)	-28.6%	(0.65)	(0.68)	-4.6%
Benefit ratio unlocking	0.13	0.13	(0.04)	0.03	0.15	15.4%	0.44	0.14	-68.2%
Net impact from the Tax Cuts and Jobs Act	-	5.96	(0.06)	-	0.15	NM	-	0.09	NM
Impairment of intangibles	-	(4.08)	-	-	-	NM	-	-	NM
Acquisition and integration costs related to mergers
and acquisitions, after-tax	-	-	(0.02)	(0.16)	(0.04)	NM	-	(0.21)	NM
Gain (loss) on early extinguishment of debt	(0.01)	-	(0.08)	-	-	100.0%	(0.01)	(0.08)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net income	-	(0.01)	-	-	-	NM	-	-	NM
Adjusted income (loss) from operations	$2.03	$1.98	$1.97	$2.02	$2.34	15.3%	$5.80	$6.33	9.1%